UNITED STATES COMMODITY FUNDS LLC
Sponsor of the United States 3x Oil Fund

March 16, 2020

National Futures Association (“NFA”)

300 S. Riverside Plaza, #1800

Chicago, IL 60606-6615

Dear NFA Staff:

In accordance with the requirements of Commodity Futures Trading Commission Regulation 4.22 (c)(7), enclosed please find financial statements and notes to financials as of December 31, 2019 for the United States 3x Oil Fund (“USOU”) which serve as the final liquidation statement for USOU.

Please note that while cessation of trading occurred on December 13, 2019, the financial statements presented here are as of December 31, 2019, which is the last day of the month in which the pool ceased trading. In addition, the enclosed financial statements and disclosures are consistent with financial statements and notes to financials that were filed with the United States Securities and Exchange Commission (“SEC”) in the USCF Funds Trust Form 10-K, of which USOU was a series, filed on March 16, 2020.

An explanation of the winding down of USOU’s operations is as follows:

On November 20, 2019, United States Commodity Funds LLC (“USCF”), the sponsor of USCF Funds Trust (the “Trust”) and its series, including USOU and the United States 3x Short Oil Fund (“USOD”) (each a “Fund” and together, the “Funds”), announced that the USCF board of directors had approved a plan of liquidation and termination to (i) liquidate the Funds, (ii) terminate the continuous offering of the Funds, and (iii) deregister the Funds under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and therefore, terminate the Trust’s obligation to include the Funds in its periodic and current reports with the Securities and Exchange Commission (“SEC”). The Trust filed a current report on Form 8-K dated November 20, 2019 with the SEC that included, as an exhibit, a press release and the Funds’ plan of liquidation. The Trust also filed a prospectus supplement with the SEC dated November 20, 2019.

On December 12, 2019, the Funds began the process of liquidating their portfolios. As of the close of regular trading on the NYSE Arca, Inc. (“NYSE Arca”) on December 12, 2019, the Funds ceased accepting orders for Creation Baskets and Redemption Baskets from authorized participants. Trading in the shares of each of the Funds on the NYSE Arca was suspended prior to the open of the market on December 13, 2019. On December 12, 2019, the Trust, on behalf of the Funds, filed a post-effective amendment to the registration statement with the SEC to terminate the offering of registered and unsold shares of each of the Funds and, thereafter, the NYSE Arca filed a Form 25 to effect the withdrawal of the listings for each of the Funds’ shares. The liquidation date for the Funds was December 18, 2019 and the proceeds of the liquidation were sent to all remaining shareholders of each of the Funds on or about December 19, 2019.

For U.S. federal income tax purposes, these distributions to shareholders were treated as liquidating distributions and shareholders recognized gain or loss based on the difference between the amount of cash received as part of the liquidating distribution and their adjusted basis in their shares (taking into account all allocations of income, gain, loss, or deduction for the year of liquidation). Items of income, gain, loss, or deduction recognized as a result of the liquidation of each of the Funds’ portfolios were allocated for U.S. federal tax purposes to the shareholders. Any other items of income, gain, loss, or deduction not attributable to the liquidation of each of the Funds’ portfolio were allocated for U.S. federal income tax purposes in accordance with each Funds’ general allocation conventions.

Should you have any questions or comments regarding this liquidation report, please contact Daphne G. Frydman, General Counsel of United States Commodity Funds LLC.

Regards,

/s/ John P. Love
John P. Love
President and Chief Executive Officer
United States Commodity Funds LLC

UNITED STATES 3x OIL FUND

FINANCIAL STATEMENTS

For period January 1, 2019 through December 31, 2019

AFFIRMATION OF THE COMMODITY POOL OPERATOR

For the United States 3x Oil Fund, a series of the USCF Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in this Liquidation Report for the period January 1, 2019 through December 31, 2019 is accurate and complete.

By United States Commodity Funds LLC, as Sponsor

By:	/s/ John P. Love
John P. Love
President & Chief Executive Officer of United States Commodity Funds LLC
On behalf of United States 3x Oil Fund, a series of the USCF Funds Trust

Spicer Jeffries LLP
Certified Public Accountants

4601 DTC BOULEVARD • SUITE 700
DENVER, COLORADO 80237
TELEPHONE: (303) 753-1959
FAX: (303) 753-0338
www.spicerjeffries.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Sponsor and Shareholders of
United States 3x Oil Fund, a series of the USCF Funds Trust

Opinions on the Financial Statements

We have audited the accompanying statements of financial condition of United States 3x Oil Fund (the “Fund”), a series of the USCF Funds Trust (the “Trust”) as of December 31, 2019 (in liquidation) and 2018, including the schedule of investments as of December 31, 2018, the related statements of operations, changes in capital, changes in shares outstanding and cash flows for the years ended December 31, 2019 (in liquidation) and 2018 and for the period from the commencement of operations (July 20, 2017) through December 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2019 (in liquidation) and 2018, and the results of its operations and its cash flows for the years ended December 31, 2019 (in liquidation) and 2018 and for the period from the commencement of operations (July 20, 2017) through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits of the financial statements included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinions.

We have served as the Fund’s auditor since 2017.

Denver, Colorado
March 16, 2020

USCF Funds Trust
Statements of Financial Condition
At December 31, 2019 and 2018

United States 3x Oil Fund

	December 31, 2019 (In Liquidation)*	December 31, 2018
Assets
Cash and cash equivalents (at cost $3,540 and $3,514,228, respectively) (Notes 2 and 6)	$3,540	$3,514,228
Equity in trading accounts:
Cash and cash equivalents (at cost $— and $15,422,324, respectively)	—	15,422,324
Unrealized gain (loss) on open commodity futures contracts	—	(3,899,053)
Receivable for shares sold	—	791,592
Dividends receivable	1,431	2,820
Interest receivable	—	4,127
ETF transaction fees receivable	—	317

Total assets	$4,971	$15,836,355

Liabilities and Capital
Payable for shares redeemed	$1,000	$—
Management fees payable (Note 4)	3,971	9,129
Brokerage commissions payable	—	2,630

Total liabilities	4,971	11,759

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	1,000
Shareholders	—	15,823,596
Total Capital	—	15,824,596

Total liabilities and capital	$4,971	$15,836,355

Shares outstanding	—	1,000,040
Net asset value per share	$—	$15.82
Market value per share	$—	$16.30

*	USOU ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOU as of December 19, 2019.

See accompanying notes to financial statements.

USCF Funds Trust
Statements of Financial Condition
At December 31, 2019 and 2018

United States 3x Short Oil Fund

	December 31, 2019 (In Liquidation)*	December 31, 2018
Assets
Cash and cash equivalents (at cost $1,798 and $448,603, respectively) (Notes 2 and 6)	$1,798	$448,603
Equity in trading accounts:
Cash and cash equivalents (at cost $— and $2,065,550, respectively)	—	2,065,550
Unrealized gain (loss) on open commodity futures contracts	—	706,174
Dividends receivable	—	553
Interest receivable	—	1,170

Total assets	$1,798	$3,222,050

Liabilities and Capital
Payable for shares redeemed	$1,000	$—
Management fees payable (Note 4)	798	1,858
Brokerage commissions payable	—	535

Total liabilities	1,798	2,393

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	1,000
Shareholders	—	3,218,657
Total Capital	—	3,219,657

Total liabilities and capital	$1,798	$3,222,050

Shares outstanding	—	125,040	**
Net asset value per share	$—	$25.75	**
Market value per share	$—	$25.04	**

*	USOD ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOD as of December 19, 2019.
**	On October 3, 2019 there was a 1-for-2 reverse share split. Historical shares outstanding, net asset value per share, and market value per share have been adjusted to reflect the 1-for-2 reverse share split on a retroactive basis.

See accompanying notes to financial statements.

USCF Funds Trust
Statements of Financial Condition
At December 31, 2019 and 2018

USCF Funds Trust

	December 31, 2019 (In Liquidation)*	December 31, 2018
Assets
Cash and cash equivalents (at cost $5,338 and $3,962,831, respectively) (Notes 2 and 6)	$5,338	$3,962,831
Equity in trading accounts:
Cash and cash equivalents (at cost $— and $17,487,874, respectively)	—	17,487,874
Unrealized gain (loss) on open commodity futures contracts	—	(3,192,879)
Receivable for shares sold	—	791,592
Dividends receivable	1,431	3,373
Interest receivable	—	5,297
ETF transaction fees receivable	—	317

Total assets	$6,769	$19,058,405

Liabilities and Capital
Payable for shares redeemed	$2,000	$—
Management fees payable (Note 4)	4,769	10,987
Brokerage commissions payable	—	3,165

Total liabilities	6,769	14,152

Commitments and Contingencies (Notes 4, 5 and 6)

Capital
Sponsor	—	2,000
Shareholders	—	19,042,253
Total Capital	—	19,044,253

Total liabilities and capital	$6,769	$19,058,405

Shares outstanding	—	1,125,080	**

*	USOU and USOD ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOU and USOD as of December 19, 2019.
**	On October 3, 2019 there was a 1-for-2 reverse share split for United States 3x Short Oil Fund. Historical shares outstanding, net asset value per share, and market value per share have been adjusted to reflect the 1-for-2 reverse share split on a retroactive basis.

See accompanying notes to financial statements.

USCF Funds Trust
Schedule of Investments
At December 31, 2018

United States 3x Oil Fund

Notional Amount		Number of Contracts	Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Partners’ Capital
Open Futures Contracts - Long
United States Contracts
NYMEX WTI Crude Oil Futures CL February 2019 contracts, expiring January 2019*	$51,397,913	1,046	$(3,899,053)	(24.64)

		Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
2.10%, 1/03/2019		$50,000	$49,994	0.32
2.10%, 1/10/2019		100,000	99,948	0.63
2.15%, 1/24/2019		50,000	49,932	0.32
2.19%, 2/14/2019		50,000	49,867	0.32
2.20%, 2/21/2019		50,000	49,846	0.32
2.24%, 2/28/2019		50,000	49,822	0.32
2.38%, 3/07/2019		100,000	99,575	0.63
2.28%, 3/14/2019		50,000	49,775	0.31
2.33%, 3/21/2019		50,000	49,748	0.31
2.34%, 3/28/2019		100,000	99,448	0.63
2.37%, 4/04/2019		50,000	49,697	0.31
2.42%, 4/18/2019		50,000	49,644	0.31
2.46%, 5/02/2019		50,000	49,592	0.31
2.47%, 5/09/2019		50,000	49,567	0.31
2.50%, 5/23/2019		100,000	99,028	0.63
2.49%, 5/30/2019		50,000	49,491	0.31
2.51%, 6/06/2019		100,000	98,928	0.63
2.49%, 6/27/2019		50,000	49,395	0.31
Total Treasury Obligations			1,143,297	7.23

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio		109,000	109,000	0.69
Goldman Sachs Financial Square Funds - Government Fund - Class FS		1,950,000	1,950,000	12.32
Morgan Stanley Institutional Liquidity Funds - Government Portfolio		260,000	260,000	1.64
Total Money Market Funds			2,319,000	14.65
Total Cash Equivalents			$3,462,297	21.88

*	Collateral amounted to $15,422,324 on open futures contracts.

See accompanying notes to financial statements.

USCF Funds Trust
Schedule of Investments
At December 31, 2018

United States 3x Short Oil Fund

Notional Amount		Number of Contracts	Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Partners’ Capital
Open Futures Contracts - Short
United States Contracts
NYMEX WTI Crude Oil Futures CL February 2019 contracts, expiring January 2019*	$(10,378,504)	213	$706,174	21.93

		Principal Amount	Market Value
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills:
2.20%, 2/21/2019		$50,000	$49,845	1.55
2.37%, 4/04/2019		50,000	49,697	1.54
2.47%, 5/09/2019		50,000	49,567	1.54
2.50%, 5/23/2019		50,000	49,514	1.54
2.51%, 6/06/2019		50,000	49,464	1.53
Total Treasury Obligations			248,087	7.70

United States - Money Market Funds
Fidelity Investments Money Market Funds - Government Portfolio		5,000	5,000	0.16
Goldman Sachs Financial Square Funds - Government Fund - Class FS		300,000	300,000	9.32
Morgan Stanley Institutional Liquidity Funds - Government Portfolio		40,000	40,000	1.24
Total Money Market Funds			345,000	10.72
Total Cash Equivalents			$593,087	18.42

*	Collateral amounted to $2,065,550 on open futures contracts.

See accompanying notes to financial statements.

USCF Funds Trust
Statements of Operations
For the years ended December 31, 2019, 2018 and the period ended December 31, 2017**

United States 3x Oil Fund

	Year ended December 31, 2019 (In Liquidation)*		Year ended December 31, 2018	Period ended December 31, 2017**
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed futures contracts	$11,465,279		$(6,453,505)	$1,290,712
Change in unrealized gain (loss) on open futures contracts	3,899,053		(4,602,293)	703,240
Realized gain (loss) on short-term investments	114		—	—
Dividend income	76,198		14,308	—
Interest income***	191,401		77,796	13,740
ETF transaction fees	29,464		6,919	1,000

Total income (loss)	15,661,509		(10,956,775)	2,008,692

Expenses
Management fees (Note 4)	183,936		72,057	17,178
Brokerage commissions	118,709		42,681	7,869

Total expenses	302,645		114,738	25,047

Net income (loss)	$15,358,864		$(11,071,513)	$1,983,645
Net income (loss) per share	$7.02	****	$(29.01)	$19.83
Net income (loss) per weighted average share	$18.69		$(66.83)	$19.83
Weighted average shares outstanding	821,924	****	165,656	100,040

*	USOU ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOU as of December 19, 2019.
**	Commencement of operations, July 20, 2017.
***	Interest income does not exceed paid in kind of 5%.
****	Based on Net asset value and weighted average shares outstanding as of December 11, 2019.

See accompanying notes to financial statements.

USCF Funds Trust
Statements of Operations
For the years ended December 31, 2019, 2018 and the period ended December 31, 2017**

United States 3x Short Oil Fund

	Year ended December 31, 2019 (In Liquidation)*		Year ended December 31, 2018		Period ended December 31, 2017**
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed futures contracts	$(554,133)		$335,535		$(1,176,665)
Change in unrealized gain (loss) on open futures contracts	(706,174)		900,234		(194,060)
Realized gain (loss) on short-term investments	—		(25)		—
Dividend income	9,288		1,946		—
Interest income***	31,974		13,761		7,972
ETF transaction fees	10,138		640		1,000

Total income (loss)	(1,208,907)		1,252,091		(1,361,753)

Expenses
Management fees (Note 4)	27,918		12,206		12,380
Brokerage commissions	22,734		8,980		5,820

Total expenses	50,652		21,186		18,200

Net income (loss)	$(1,259,559)		$1,230,905		$(1,379,953)
Net income (loss) per share	$(19.55	)****	$3.34	*****	$(27.58	)*****
Net income (loss) per weighted average share	$(2.26)		$14.44	*****	$(27.59	)*****
Weighted average shares outstanding	556,553	****	85,225	*****	50,040	*****

*	USOD ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOD as of December 19, 2019.
**	Commencement of operations, July 20, 2017.
***	Interest income does not exceed paid in kind of 5%.
****	Based on Net asset value and weighted average shares outstanding as of December 11, 2019.
*****	On October 3, 2019 there was a 1-for-2 reverse share split. The Statement of Operations have been adjusted for the periods shown to reflect the 1-for-2 reverse share split on a retroactive basis.

See accompanying notes to financial statements.

USCF Funds Trust
Statements of Operations
For the years ended December 31, 2019, 2018 and the period ended December 31, 2017**

USCF Funds Trust

	Year ended December 31, 2019 (In Liquidation)*	Year ended December 31, 2018	Period ended December 31, 2017**
Income
Gain (loss) on trading of commodity futures contracts:
Realized gain (loss) on closed futures contracts	$10,911,146	$(6,117,970)	$114,047
Change in unrealized gain (loss) on open futures contracts	3,192,879	(3,702,059)	509,180
Realized gain (loss) on short-term investments	114	(25)	—
Dividend income	85,486	16,254	—
Interest income***	223,375	91,557	21,712
ETF transaction fees	39,602	7,559	2,000

Total income (loss)	14,452,602	(9,704,684)	646,939

Expenses
Management fees (Note 4)	211,854	84,263	29,558
Brokerage commissions	141,443	51,661	13,689

Total expenses	353,297	135,924	43,247

Net income (loss)	$14,099,305	$(9,840,608)	$603,692

*	USOU and USOD ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOU and USOD as of December 19, 2019.
**	Commencement of operations, July 20, 2017.
***	Interest income does not exceed paid in kind of 5%.

See accompanying notes to financial statements.

USCF Funds Trust
Statements of Changes in Capital
For the years ended December 31, 2019 (In Liquidation)*, 2018 and the period ended December 31, 2017**

United States 3x Oil Fund

	Sponsor	Shareholders	Total

Balances, at July 20, 2017**	$—	$—	$—
Additions	1,000	2,500,000	2,501,000
Net income (loss)	—	1,983,645	1,983,645

Balances, at December 31, 2017	1,000	4,483,645	4,484,645
Additions	—	22,411,464	22,411,464
Net income (loss)	—	(11,071,513)	(11,071,513)

Balances, at December 31, 2018	1,000	15,823,596	15,824,596
Additions	—	28,661,700	28,661,700
Redemptions	(1,000)	(59,844,160)	(59,845,160)
Net income (loss)	—	15,358,864	15,358,864

Balances, at December 31, 2019*	$—	$—	$—

Statements of Changes in Shares Outstanding
For the years ended December 31, 2019 (In Liquidation)*, 2018 and the period ended December 31, 2017**

	Sponsor	Shareholders	Total
Shares Outstanding, at July 20, 2017**	—	—	—
Additions	40	100,000	100,040
Redemptions	—	—	—
Shares Outstanding, at December 31, 2017	40	100,000	100,040
Additions	—	900,000	900,000
Redemptions	—	—	—
Shares Outstanding, at December 31, 2018	40	1,000,000	1,000,040
Additions	—	1,450,000	1,450,000
Redemptions	(40)	(2,450,000)	(2,450,040)
Shares Outstanding, at December 31, 2019*	—	—	—

Net Asset Value Per Share:
At July 20, 2017**			$25.00
At December 31, 2017			$44.83
At December 31, 2018			$15.82
At December 31, 2019*			$—

*	USOU ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOU as of December 19, 2019.
**	Commencement of operations, July 20, 2017.

See accompanying notes to financial statements.

USCF Funds Trust
Statements of Changes in Capital
For the years ended December 31, 2019 (In Liquidation)*, 2018 and the period ended December 31, 2017**

United States 3x Short Oil Fund

	Sponsor	Shareholders	Total

Balances, at July 20, 2017**	$—	$—	$—
Additions	1,000	2,500,000	2,501,000
Net income (loss)	—	(1,379,953)	(1,379,953)

Balances, at December 31, 2017	1,000	1,120,047	1,121,047
Additions	—	1,240,145	1,240,145
Redemptions	—	(372,440)	(372,440)
Net income (loss)	—	1,230,905	1,230,905

Balances, at December 31, 2018	1,000	3,218,657	3,219,657
Additions	—	13,645,254	13,645,254
Redemptions	(1,000)	(15,604,352)	(15,605,352)
Net income (loss)	—	(1,259,559)	(1,259,559)

Balances, at December 31, 2019*	$—	$—	$—

Statements of Changes in Shares Outstanding
For the years ended December 31, 2019 (In Liquidation)*, 2018 and the period ended December 31, 2017**

	Sponsor	Shareholders		Total
Shares Outstanding, at July 20, 2017**	—	—		—
Additions	40	50,000	***	50,040
Redemptions	—	—		—
Shares Outstanding, at December 31, 2017	40	50,000	***	50,040
Additions	—	100,000	***	100,000
Redemptions	—	(25,000	)***	(25,000)
Shares Outstanding, at December 31, 2018	40	125,000	***	125,040
Additions	—	1,775,000		1,775,000
Redemptions	(40)	(1,900,000)		(1,900,040)
Shares Outstanding, at December 31, 2019*	—	—		—

Net Asset Value Per Share:
At July 20, 2017**				$50.00	***
At December 31, 2017				$22.42	***
At December 31, 2018				$25.75	***
At December 31, 2019*				$—

*	USOD ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOD as of December 19, 2019.
**	Commencement of operations, July 20, 2017.
***	On October 3, 2019 there was a 1-for-2 reverse share split. The Statement of Changes in Shares Outstanding has been adjusted for the period shown to reflect the 1-for-2 reverse share split on a retroactive basis.

See accompanying notes to financial statements.

USCF Funds Trust
Statements of Changes in Capital
For the years ended December 31, 2019 (In Liquidation)*, 2018 and the period ended December 31, 2017**

USCF Funds Trust

	Sponsor	Shareholders	Total

Balances, at July 20, 2017**	$—	$—	$—
Additions	4,000	5,000,000	5,004,000
Net income (loss)	—	603,692	603,692

Balances, at December 31, 2017	4,000	5,603,692	5,607,692
Additions	—	23,651,609	23,651,609
Redemptions	(2,000)	(372,440)	(374,440)
Net income (loss)	—	(9,840,608)	(9,840,608)

Balances, at December 31, 2018	2,000	19,042,253	19,044,253
Additions	—	42,306,954	42,306,954
Redemptions	(2,000)	(75,448,512)	(75,450,512)
Net income (loss)	—	14,099,305	14,099,305

Balances, at December 31, 2019*	$—	$—	$—

Statements of Changes in Shares Outstanding
For the years ended December 31, 2019 (In Liquidation)*, 2018 and the period ended December 31, 2017**

	Sponsor	Shareholders		Total
Shares Outstanding, at July 20, 2017**	—	—		—
Additions	80	150,000	***	150,080
Redemptions	—	—		—
Shares Outstanding, at December 31, 2017	80	150,000	***	150,080
Additions	—	1,000,000	***	1,000,000
Redemptions	—	(25,000	)***	(25,000)
Shares Outstanding, at December 31, 2018	80	1,125,000	***	1,125,080
Additions	—	3,225,000		3,225,000
Redemptions	(80)	(4,350,000)		(4,350,080)
Shares Outstanding, at December 31, 2019*	—	—		—

*	USOU and USOD ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOU and USOD as of December 19, 2019.
**	Commencement of operations, July 20, 2017.
***	On October 3, 2019 there was a 1-for-2 reverse share split for United States 3x Short Oil Fund. The Statement of Changes in Shares Outstanding has been adjusted for the period shown to reflect the 1-for-2 reverse share split on a retroactive basis.

See accompanying notes to financial statements.

USCF Funds Trust
Statements of Cash Flows
For the years ended December 31, 2019, 2018 and the period ended December 31, 2017**

United States 3x Oil Fund

	Year ended December 31, 2019 (In Liquidation)*	Year ended December 31, 2018	Period ended December 31, 2017**
Cash Flows from Operating Activities:
Net income (loss)	$15,358,864	$(11,071,513)	$1,983,645
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Unrealized (gain) loss on open futures contracts	(3,899,053)	4,602,293	(703,240)
(Increase) decrease in dividends receivable	1,389	(2,820)	—
(Increase) decrease in interest receivable	4,127	(1,419)	(2,708)
(Increase) decrease in ETF transaction fees receivable	317	(317)	—
(Increase) decrease in other assets	—	848	(848)
Increase (decrease) in management fees payable	(5,158)	6,279	2,850
Increase (decrease) in brokerage commissions payable	(2,630)	2,630	—
Net cash provided by (used in) operating activities	11,457,856	(6,464,019)	1,279,699

Cash Flows from Financing Activities:
Addition of shares	29,453,292	21,619,872	2,501,000
Redemption of shares	(59,844,160)	—	—
Net cash provided by (used in) financing activities	(30,390,868)	21,619,872	2,501,000

Net Increase (Decrease) in Cash and Cash Equivalents	(18,933,012)	15,155,853	3,780,699

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	18,936,552	3,780,699	—
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	$3,540	$18,936,552	$3,780,699

Components of Cash and Cash Equivalents:
Cash and Cash Equivalents	$3,540	$3,514,228	$1,200,864
Equity in Trading Accounts:
Cash and Cash Equivalents	—	15,422,324	2,579,835
Total Cash, Cash Equivalents and Equity in Trading Accounts	$3,540	$18,936,552	$3,780,699

*	USOU ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOU as of December 19, 2019.
**	Commencement of operations, July 20, 2017.

See accompanying notes to financial statements.

USCF Funds Trust
Statements of Cash Flows
For the years ended December 31, 2019, 2018 and the period ended December 31, 2017**

United States 3x Short Oil Fund

	Year ended December 31, 2019 (In Liquidation)*	Year ended December 31, 2018	Period ended December 31, 2017**
Cash Flows from Operating Activities:
Net income (loss)	$(1,259,559)	$1,230,905	$(1,379,953)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Unrealized (gain) loss on open futures contracts	706,174	(900,234)	194,060
(Increase) decrease in dividends receivable	553	(553)	—
(Increase) decrease in interest receivable	1,170	(594)	(576)
(Increase) decrease in other assets	—	848	(848)
Increase (decrease) in management fees payable	(1,060)	459	1,399
Increase (decrease) in brokerage commissions payable	(535)	535	—
Net cash provided by (used in) operating activities	(553,257)	331,366	(1,185,918)

Cash Flows from Financing Activities:
Addition of shares	13,645,254	1,240,145	2,501,000
Redemption of shares	(15,604,352)	(372,440)	—
Net cash provided by (used in) financing activities	(1,959,098)	867,705	2,501,000

Net Increase (Decrease) in Cash and Cash Equivalents	(2,512,355)	1,199,071	1,315,082

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	2,514,153	1,315,082	—
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	$1,798	$2,514,153	$1,315,082

Components of Cash and Cash Equivalents:
Cash and Cash Equivalents	$1,798	$448,603	$844,143
Equity in Trading Accounts:
Cash and Cash Equivalents	—	2,065,550	470,939
Total Cash, Cash Equivalents and Equity in Trading Accounts	$1,798	$2,514,153	$1,315,082

*	USOD ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOD as of December 19, 2019.
**	Commencement of operations, July 20, 2017.

See accompanying notes to financial statements.

USCF Funds Trust
Statements of Cash Flows
For the years ended December 31, 2019, 2018 and the period ended December 31, 2017**

USCF Funds Trust

	Year ended December 31, 2019 (In Liquidation)*	Year ended December 31, 2018	Period ended December 31, 2017**
Cash Flows from Operating Activities:
Net income (loss)	$14,099,305	$(9,840,608)	$603,692
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Unrealized (gain) loss on open futures contracts	(3,192,879)	3,702,059	(509,180)
(Increase) decrease in dividends receivable	1,942	(3,373)	—
(Increase) decrease in interest receivable	5,297	(2,013)	(3,284)
(Increase) decrease in ETF transaction fees receivable	317	(317)	—
(Increase) decrease in other assets	—	1,696	(1,696)
Increase (decrease) in management fees payable	(6,218)	6,738	4,249
Increase (decrease) in brokerage commissions payable	(3,165)	3,165	—
Net cash provided by (used in) operating activities	10,904,599	(6,132,653)	93,781

Cash Flows from Financing Activities:
Addition of shares	43,098,546	22,860,017	5,004,000
Redemption of shares	(75,448,512)	(372,440)	—
Net cash provided by (used in) financing activities	(32,349,966)	22,485,577	5,004,000

Net Increase (Decrease) in Cash and Cash Equivalents	(21,445,367)	16,352,924	5,097,781

Total Cash, Cash Equivalents and Equity in Trading Accounts, beginning of year	21,450,705	5,097,781	—
Total Cash, Cash Equivalents and Equity in Trading Accounts, end of year	$5,338	$21,450,705	$5,097,781

Components of Cash and Cash Equivalents:
Cash and Cash Equivalents	$5,338	$3,962,831	$2,047,007
Equity in Trading Accounts:
Cash and Cash Equivalents	—	17,487,874	3,050,774
Total Cash, Cash Equivalents and Equity in Trading Accounts	$5,338	$21,450,705	$5,097,781

*	USOU and USOD ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOU and USOD as of December 19, 2019.
**	Commencement of operations, July 20, 2017.

See accompanying notes to financial statements.

USCF Funds Trust
Notes to Financial Statements
For the year ended December 31, 2019, 2018 and the period ended December 31, 2017

NOTE 1 — ORGANIZATION AND BUSINESS

The USCF Funds Trust (the “Trust”) was a Delaware statutory trust formed on March 2, 2016. The Trust was a series trust formed pursuant to the Delaware Statutory Trust Act. United States 3x Oil Fund (“USOU”) and United States 3x Short Oil Fund (“USOD”) were both series of the Trust. Two other series: REX S&P MLP Fund (“RMLP”), and REX S&P MLP Inverse Fund (“MLPD”, together with RMLP, the “REX Funds”)) never commenced operations and filed to withdraw from registration on March 30, 2018. USOU and USOD were commodity pools that continuously issue common shares of beneficial interest that may be purchased and sold on NYSE Arca Equities, Inc. stock exchange (“NYSE Arca”). USOU and USOD each referred to as the “Fund” and collectively referred to herein as the “Funds” or the “Trust Series.” The Trust and the Funds operated pursuant to the Trust’s Amended and Restated Declaration of Trust and Trust Agreement (the “Trust Agreement”), dated as of June 23, 2017. The sole trustee of the Trust is Wilmington Trust Company, National Association, a national banking association, with its principal place of business in the State of Delaware (the “Trustee”). The Trust and the Funds are managed and operated by the United States Commodity Funds, LLC (“USCF” or the “Sponsor”). USCF is a limited liability company formed in Delaware on May 10, 2005, that is registered as a commodity pool operator (“CPO”) with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”).

The Sponsor has the power and authority to establish and designate one or more series, or funds, and to issue shares thereof, from time to time as it deems necessary or desirable. The Sponsor also has the exclusive power to fix and determine the relative rights and preferences as between the shares of any series as to right of redemption, special and relative rights as to dividends and other distributions and on liquidation, conversion rights, and conditions under which the series shall have separate voting rights or no voting rights. The term for which the Trust will exist commenced on the date of the filing of the Certificate of Trust, and the Trust and any Fund will exist in perpetuity, unless earlier terminated in accordance with the provisions of the Trust Agreement. Each Fund is separate from all other Funds created as series of the Trust in respect of the assets and liabilities allocated to that Fund and each Fund represents a separate investment portfolio of the Trust. Separate and distinct records must be maintained for each Fund and the assets associated with a Fund shall be held in such separate and distinct records (directly or indirectly, including a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets of any other Fund.

The Trustee is not affiliated with the Sponsor. The Trustee will accept legal service of process on the Trust in the State of Delaware and will make certain filings under the Delaware Statutory Trust Act. The Trustee’s duties and liabilities with respect to the offering of Shares and the management of the Trust are limited to its express obligations under the Trust Agreement and the Trustee does not owe any other duties to the Trust, the Sponsor or the shareholders of any Fund.

The Sponsor, is also the general partner of the United States Oil Fund, LP (“USO”), the United States Natural Gas Fund, LP (“UNG”), the United States 12 Month Oil Fund, LP (“USL”) and the United States Gasoline Fund, LP (“UGA”), which listed their limited partnership shares on the American Stock Exchange (the “AMEX”) under the ticker symbols “USO” on April 10, 2006, “UNG” on April 18, 2007, “USL” on December 6, 2007 and “UGA” on February 26, 2008, respectively. As a result of the acquisition of the AMEX by NYSE Euronext, each of USO’s, UNG’s, USL’s and UGA’s shares commenced trading on the NYSE Arca on November 25, 2008. USCF is also the general partner of the United States 12 Month Natural Gas Fund, LP (“UNL”) and the United States Brent Oil Fund, LP (“BNO”), which listed their limited partnership shares on the NYSE Arca under the ticker symbols “UNL” on November 18, 2009 and “BNO” on June 2, 2010, respectively. USCF previously served as the general partner for the United States Short Oil Fund, LP (“DNO”) and the United States Diesel-Heating Oil Fund, LP (“UHN”), both of which were liquidated in 2018. USCF is also the sponsor of the United States Commodity Index Fund (“USCI”), the United States Copper Index Fund (“CPER”) and the USCF Crescent Crypto Index Fund (“XBET”), each a series of the United States Commodity Index Funds Trust (“USCIFT”). USCF previously served as the sponsor for the United States Agricultural Index Fund (“USAG”) a series of USCIFT which was liquidated in 2018. XBET is currently in registration and has not commenced operations. USCI and CPER listed their shares on the NYSE Arca under the ticker symbols “USCI” on August 10, 2010 and “CPER” on November 15, 2011, respectively.

On November 20, 2019, the Board of Directors of USCF authorized and approved the closing and liquidation for each of USOU and USOD together with a plan of liquidation for each of USOU and USOD. The USCF Funds Trust, including each of its series USOU and USOD filed a current report on Form 8-K dated November 20, 2019 with the U.S. Securities and Exchange Commission (“SEC”) that included, as an exhibit, the press release and the applicable plan of liquidation. In addition, each of USOU and USOD filed a prospectus supplement with the SEC dated November 19, 2019.

The liquidation date for each of USOU and USOD was December 18, 2019 and the proceeds of the liquidation were sent to all remaining shareholders of USOU and USOD, respectively, on or about December 19, 2019. Each of USOU and USOD also filed a post-effective amendment to the registration statement with the SEC to terminate the offering of registered and unsold shares of USOU and USOD, respectively, and the NYSE Arca filed Forms 25 to effect the withdrawal of the listings for shares of each of USOU and USOD.

On October 3, 2019, after the close of trading on the NYSE Arca, USOD effected a 1-for-2 reverse share split and post-split shares of USOD began trading on October 4, 2019. As a result of the reverse share split, every two pre-split shares of USOD were automatically exchanged for one post-split share. Immediately prior to the reverse split, there were 1,650,040 shares of USOD issued and outstanding, representing a per share NAV of $4.33. Immediately after the reverse share split, the number of issued and outstanding shares of USOD decreased to 825,040, not accounting for fractional shares, and the per share NAV increased to $8.66. In connection with the reverse share split, the CUSIP number for USOD’s shares changed to 91733T505. USOD’s ticker symbol, “USOD,” remains the same.

USO, UNG, UGA, UNL, USL, BNO, USCI and CPER are referred to collectively herein as the “Related Public Funds.”

Effective as of July 20, 2017, each of USOU and USOD issued shares to certain authorized purchasers (“Authorized Participants”) by offering baskets consisting of 50,000 shares (“Creation Baskets”) through ALPS Distributors, Inc., as the marketing agent (the “Marketing Agent”). The purchase price for a Creation Basket of USOU or USOD, as applicable, is based upon the net asset value (“NAV”) of a share of USOU or USOD, as applicable, calculated shortly after the close of the core trading session on the NYSE Arca on the day the order to create the basket is properly received.

Authorized Participants pay USOU and USOD, as applicable, a transaction fee equal to 0.04% of total NAV of the Creation Baskets for each order placed to create one or more Creation Baskets or to redeem one or more baskets (“Redemption Baskets”), consisting of 50,000 shares. The transaction fee may be waived, reduced, increased or otherwise changed by USCF. Shares may be purchased or sold on a nationally recognized securities exchange in smaller increments than a Creation Basket or Redemption Basket. Shares purchased or sold on a nationally recognized securities exchange are not purchased or sold at the per share NAV of each Fund but rather at market prices quoted on such exchange.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification. Each series of the Trust is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

The Trust financial statements included its respective series of funds financial statements including USOU, USOD and the REX Funds through December 31, 2017. For reporting commencing with the March 31, 2018 reporting period, and in conjunction with the termination of the REX Funds on March 30, 2018 the REX Funds financial statements have not been included, but are included in the overall Trust financial statements for the applicable reporting periods.

Revenue Recognition

Commodity futures contracts, forward contracts, physical commodities and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the statements of financial condition and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the year or as of the last date of the financial statements. Changes in the unrealized gains or losses between periods are reflected in the statements of operations. The Funds earn income on funds held at the custodian or a futures commission merchant (“FCM”) at prevailing market rates earned on such investments.

Brokerage Commissions

Brokerage commissions on all open commodity futures contracts are accrued on a full-turn basis.

Income Taxes

The Funds are not subject to federal income taxes; each investor reports his/her allocable share of income, gain, loss deductions or credits on his/her own income tax return.

In accordance with U.S. GAAP, each Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. Each Fund files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states. None of the Trust Series is subject to income tax return examinations by major taxing authorities for years before 2017 (commencement of operations). The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in each Trust Series recording a tax liability that reduces net assets. However, each Trust Series’ conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations and interpretations thereof. Each Trust Series recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of and for the year ended December 31, 2019 for any Trust Series.

Creations and Redemptions

Authorized Participants may purchase Creation Baskets or redeem Redemption Baskets only in blocks of 50,000 shares at a price equal to the NAV of the shares calculated shortly after the close of the core trading session on the NYSE Arca on the day the order is placed.

The Funds receive or pay the proceeds from shares sold or redeemed within two business days after the trade date of the purchase or redemption. The amounts due from Authorized Participants are reflected in the Funds’ statements of financial condition as receivable for shares sold and amounts payable to Authorized Participants upon redemption are reflected as payable for shares redeemed.

For USOU or USOD, Authorized Participants pay a transaction fee equal to 0.04% of total NAV of baskets to the Fund for each order placed to create one or more Creation Baskets or to redeem one or more Redemption Baskets. The transaction fee may be waived, reduced, increased or otherwise changed by USCF.

Trust Capital and Allocation of Income and Losses

The Trust is treated as a partnership for tax purposes. Profit or loss shall be allocated among the shareholders of each Trust Series in proportion to the number of shares each investor holds as of the close of each month. USCF may revise, alter or otherwise modify this method of allocation as described in the Trust Agreement.

Calculation of Per Share NAV

USOU and USOD Funds’ per share NAV is calculated on each NYSE Arca trading day by taking the current market value of its total assets, subtracting any liabilities and dividing that amount by the total number of shares outstanding. The Funds use the closing price for the contracts on the relevant exchange on that day to determine the value of contracts held on such exchange. The NAV for a normal trading day is released after 4:00 p.m. Eastern time (“E.T.”). For futures contracts and options traded on exchanges, USOU and USOD’s administrator (the “Administrator”) use the closing or settlement price published by the applicable exchange or, in the case of a market disruption, the last traded price before settlement. In the case of the Benchmark Oil Futures Contract, the NYMEX closing price (determined at the earlier of the close of the NYMEX or 2:30 p.m. E.T.) for the contracts traded on the NYMEX is used. Other investments’ values for purposes of determining the NAV for each of USOU and USOD, including Treasuries, cash equivalents (other than money market funds), cleared and non-cleared swaps, forwards, options and swaps are calculated by the Administrator using market quotations and market data, if available, or other information customarily used to determine the fair value of such investments as of the earlier of the close of the NYSE Arca or 4:00 p.m. E.T. Money market funds are valued at their end of day NAV.

Net Income (Loss) Per Share

Net income (loss) per share is the difference between the per share NAV at the beginning of each period and at the end of each period. The weighted average number of shares outstanding was computed for purposes of disclosing net income (loss) per weighted average share. The weighted average shares are equal to the number of shares outstanding at the end of the period, adjusted proportionately for shares added and redeemed based on the amount of time the shares were outstanding during such period. As of December 31, 2019, USCF did not hold any shares of each of USOU and USOD.

Offering Costs

Offering costs incurred in connection with the registration of additional shares of any Trust Series after the initial registration of shares of such Trust Series are borne by each respective Trust Series. These costs include registration fees paid to regulatory agencies and all legal, accounting, printing and other expenses associated with such offerings. These costs are accounted for as a deferred charge and thereafter amortized to expense over twelve months on a straight-line basis or a shorter period if warranted.

Cash Equivalents

Cash equivalents include money market funds and overnight deposits or time deposits with original maturity dates of six months or less.

Reclassification

Certain amounts in the accompanying financial statements were reclassified to conform to the current presentation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires USCF to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

NOTE 3 — TRUST SERIES

Pursuant to the Trust Agreement, four series have been designated as series of the Trust. Following the designation of the Funds as a series of the Trust, an initial capital contribution of $1,000 was made to each respective Fund by the Sponsor and deemed an initial contribution of capital to each respective Fund. The Sponsor contributed an aggregate of $4,000 to the Trust, $1,000 on March 31, 2016 for RMLP, $1,000 on April 15, 2016 for MLPD, $1,000 on June 20, 2017 for USOU and $1,000 on June 20, 2017 for USOD. As of December 31, 2019, RMLP and MLPD were no longer in registration. In connection with the commencement of trading for USOU and USOD under each Fund’s ticker, and the initial offering of shares, USCF received 40 Sponsor Shares of each of USOU and USOD in exchange for the previously received capital contribution, representing a beneficial ownership interest in each Fund. As of December 31, 2019, USCF did not hold any shares of each of USOU and USOD.

On July 19, 2017, the Trust received a notice of effectiveness from the U.S. Securities and Exchange Commission (the “SEC”) for its registration of 30,000,000 shares of USOU and 30,000,000 shares of USOD on Form S-1 with the SEC. The order to permit listing of USOU and USOD shares on the NYSE Arca was received on July 20, 2017. On July 20, 2017, USOU and USOD listed their shares on the NYSE Arca under the ticker symbols “USOU” and “USOD,” respectively. USOU and USOD established their initial per share NAV by setting the price at $25.00. In order to satisfy NYSE Arca listing standards that at least 100,000 shares be outstanding at the beginning of the trading day on the NYSE Arca, on July 20, 2017, each Fund issued 100,000 shares to the initial Authorized Participant, RBC Capital Markets, LLC in exchange for $2,500,000 for USOU and $2,500,000 for USOD. Each of USOU and USOD also commenced investment operations on July 20, 2017 by purchasing Futures Contracts traded on the Futures Exchanges.

Investment Objective of the Funds

USOU

USOU’s shares traded on the NYSE Arca. The investment objective of USOU was for the daily changes in percentage terms of its shares’ per share net asset value (“NAV”) to reflect three times (3x) the daily change in percentage terms of the price of a specified short-term futures contract on light, sweet crude oil (the “Benchmark Oil Futures Contract”) less USOU’s expenses. To achieve this objective, USCF endeavored to have the notional value of USOU’s aggregate exposure to the Benchmark Oil Futures Contract at the close of each trading day approximately equal to 300% of its NAV. USOU sought a return that is 300% of the return of the Benchmark Oil Futures Contract for a single day and did not seek to achieve its stated investment objective over a period of time greater than one day. The pursuit of daily leveraged investment goals means that the return of USOU for a period longer than a full trading day may have no resemblance to 300% of the return of the Benchmark Oil Futures Contract for a period of longer than a full trading day because the aggregate return of USOU is the product of the series of each trading day’s daily returns.

USOU’s shares began trading on July 20, 2017 and ceased trading on December 12, 2019. As of December 31, 2019, USOU had liquidated all its assets and distributed cash pro rata to all remaining shareholders.

USOD

USOD’s shares traded on the NYSE Arca. The investment objective of USOD was for the daily changes in percentage terms of its shares’ per share net asset value (“NAV”) to reflect three times the inverse (-3x) of the daily change in percentage terms of the price of a specified short-term futures contract on light, sweet crude oil (the “Benchmark Oil Futures Contract”) less USOD’s expenses. To achieve this objective, USCF endeavored to have the notional value of USOD’s aggregate short exposure to the Benchmark Oil Futures Contract at the close of each trading day approximately equal to 300% of its NAV. USOD sought a return that is -300% of the return of the Benchmark Oil Futures Contract for a single day and did not seek to achieve its stated investment objective over a period of time greater than one day. The pursuit of daily inverse leveraged investment goals means that the return of USOD for a period longer than a full trading day may have no resemblance to -300% of the return of the Benchmark Oil Futures Contract for a period of longer than a full trading day because the aggregate return of USOD is the product of the series of each trading day’s daily returns.

USOD’s shares began trading on July 20, 2017 and ceased trading on December 12, 2019. As of December 31, 2019, USOD had liquidated all its assets and distributed cash pro rata to all remaining shareholders.

Trading Advisor and Trustee

The Trustee accepts service of legal process on the Trust in the State of Delaware and makes certain filings under the Delaware Statutory Trust Act. The

Trustee does not owe any other duties to the Trust, USCF or the shareholders.

NOTE 4 — FEES PAID BY THE FUND AND RELATED PARTY TRANSACTIONS

USCF Management Fee

Under the Trust Agreement, USCF is responsible for investing the assets of USOU and USOD (together the “Trust Series”) in accordance with the objectives and policies of USOU or USOD, as applicable. In addition, USCF has arranged for one or more third parties to provide administrative, custody, accounting, transfer agency and other necessary services to the Trust Series. For these services, each Fund is obligated to pay USCF a fee, which is paid monthly, equal to: from July 20, 2017 to November 14, 2017, 1.35% and 1.65%, respectively for USOU and USOD per annum of average daily total net assets, and commencing on November 15, 2017, 0.95% for each USOU and USOD per annum of average daily total net assets of each of USOU or USOD, as applicable.

Trustee Fee

The Trustee is the Delaware trustee of the Trust. In connection with the Trustee’s services to the Trust, USCF is responsible for paying the Trustee’s annual fee in the amount of $3,000.

Ongoing Registration Fees and Other Offering Expenses

The Trust Series paid (a) the applicable Management Fee payable to USCF, discussed above, (b) brokerage fees, futures commission merchant fees and other fees and commissions incurred in connection with the trading activities of the Fund, (c) any costs and expenses related to registration of additional shares of the Fund, and (d) all other expenses allocated to the Fund by USCF in consultation with REX MLP Shares, LLC, as may be disclosed from time to time. During the years ended December 31, 2019, 2018 and 2017, the Trust Series did not incur registration fees or other offering expenses.

Independent Directors’ and Officers’ Expenses

The Sponsor was responsible for paying its portion of the directors’ and officers’ liability insurance for the Funds and the fees and expenses of the independent directors who also serve as audit committee members of the Funds. The directors also serve as the directors, and for the independent directors as audit committee members, of the Related Public Funds and the other Funds that are series of the Trust. The Sponsor shares the fees and expenses on a pro rata basis with each Related Public Fund, as described above, based on the relative asset value of the Funds to the total Related Public Fund’s asset value computed on a daily basis. These fees and expenses for the year ended December 31, 2019 amounted to be a total of $556,951 for the Funds and the Related Public Funds. USOU’s portion of such fees and expenses for the year ended December 31, 2019 was $0 and USOD’s portion of such fees and expenses for the year ended December 31, 2019 was $0. For the year ended December 31, 2018, these fees and expenses were $521,689 for the Funds and the Related Public Funds. USOU’s portion of such fees and expenses for the year ended December 31, 2018 was $0 and USOD’s portion of such fees and expenses for the year ended December 31, 2018 was $0.

Investor Tax Reporting Cost

The fees and expenses associated with the Funds’ audit expenses and tax accounting and reporting requirements are paid by the Sponsor. These costs were approximately $90,000 for the year ended December 31, 2019 for USOU and USOD. Tax reporting costs fluctuate between years due to the number of shareholders during any given year.

Other Expenses and Fees

In addition to the fees described above, each Active Fund pays all brokerage fees and other expenses in connection with the operation of such Active Fund, excluding costs and expenses paid by USCF as outlined in Note 5 – Contracts and Agreements below.

NOTE 5 — CONTRACTS AND AGREEMENTS

Marketing Agent Agreement

The Sponsor and the Trust, each on its own behalf and on behalf of the Funds, were party to a marketing agent agreement, dated as of July 14, 2017, as amended from time to time, with the Marketing Agent, whereby the Marketing Agent provided certain marketing services for the Funds as outlined in the agreement. The fee of the Marketing Agent, which was borne by the Sponsor, is equal to 0.06% on the assets of USOU and USOD up to $3 billion and 0.04% on the assets of USOU and USOD in excess of $3 billion. In no event may the aggregate compensation paid to the Marketing Agent and any affiliate of the Sponsor for distribution-related services exceed 10% of the gross proceeds of each Funds’ offering.

The above fee did not include website construction and development, which are also borne by the Sponsor.

Brown Brothers Harriman & Co. Agreements

The Sponsor and the Trust, on its own behalf and on behalf of the Funds, were also party to a custodian agreement, dated July 7, 2017, as amended from time to time, with Brown Brothers Harriman & Co. (“BBH&Co.”) and USCF, whereby BBH&Co. held investments on behalf of the Trust Series. The Sponsor paid the fees of the custodian, which were determined by the parties from time to time. In addition, the Sponsor and the Trust, on its own behalf and on behalf of the Funds, were party to an administrative agency agreement, dated July 7, 2017, as amended from time to time, with BBH&Co., whereby BBH&Co. acted as the administrative agent, transfer agent and registrar for the Funds. The Sponsor also paid the fees of BBH&Co. for its services under such agreement and such fees were determined by the parties from time to time.

Currently, the Sponsor pays BBH&Co. for its services, in the foregoing capacities, a minimum amount of $75,000 annually for its custody, fund accounting and fund administration services rendered to the Related Public Funds, as well as a $20,000 annual fee for its transfer agency services. In addition, the Sponsor pays BBH&Co. an asset-based charge of (a) 0.06% for the first $500 million of the Related Public Funds’ combined net assets, (b) 0.0465% for the Related Public Funds’ combined net assets greater than $500 million but less than $1 billion, and (c) 0.035% once the Related Public Funds’ combined net assets exceed $1 billion. The annual minimum amount will not apply if the asset-based charge for all accounts in the aggregate exceeds $75,000. The Sponsor also pays BBH&Co. transaction fees ranging from $7 to $15 per transaction.

Brokerage and Futures Commission Merchant Agreements

On July 6, 2017, the Trust entered into a futures commission merchant agreement with RBC to serve as the FCM for each Fund. The agreement with RBC required it to provide services to each Fund in connection with the purchase and sale of Oil Futures Contracts and Other Oil-Related Investments that may have been purchased and sold by or through RBC for each Fund’s account. In accordance with the agreement, RBC charged each Fund commissions of approximately $7 to $8 per round-turn trade, including applicable exchange, clearing and NFA fees for Oil Futures Contracts and options on Oil Futures Contracts. Such fees included those incurred when purchasing Oil Futures Contracts and options on Oil Futures Contracts when a Fund issued shares as a result of a Creation Basket, as well as fees incurred when selling Oil Futures Contracts and options on Oil Futures Contracts when a Fund redeemed shares as a result of a Redemption Basket. Such fees were also incurred when Oil Futures Contracts and options on Oil Futures Contracts were purchased or redeemed for the purpose of rebalancing the portfolio. Each Fund also incured commissions to brokers for the purchase and sale of Oil Futures Contracts, Other Oil-Related Investments or short-term obligations of the United States of two years or less (“Treasuries”).

USOU

	For the Year Ended December 31, 2019 (In Liquidation)*	For the Year Ended December 31, 2018	For the Period from Commencement of Operations on July 20, 2017 to December 31, 2017**
Total commissions accrued to brokers	$118,709	$42,681	$7,869
Total commissions as annualized percentage of average total net assets	0.61%	0.56%	0.55%
Commissions accrued as a result of rebalancing	$110,414	$39,609	$7,371
Percentage of commissions accrued as a result of rebalancing	93.01%	92.80%	93.67%
Commissions accrued as a result of creation and redemption activity	$8,295	$3,072	$498
Percentage of commissions accrued as a result of creation and redemption activity	6.99%	7.20%	6.33%

*	USOU ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOU as of December 19, 2019.
**	Commencement of operations, July 20, 2017.

The increase in total commissions accrued to brokers for the year ended December 31, 2019, compared to the year ended December 31, 2018, was due primarily to a higher number of contracts held and traded. The increase in total commissions accrued to brokers for the year ended December 31, 2018, compared to the year ended December 31, 2017, was due primarily to higher number of futures contracts being held and traded. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

USOD

	For the Year Ended December 31, 2019 (In Liquidation)*	For the Year Ended December 31, 2018	For the Period from Commencement of Operations on July 20, 2017 to December 31, 2017**
Total commissions accrued to brokers	$22,734	$8,980	$5,820
Total commissions as annualized percentage of average total net assets	0.78%	0.70%	0.71%
Commissions accrued as a result of rebalancing	$20,261	$8,452	$5,313
Percentage of commissions accrued as a result of rebalancing	89.12%	94.12%	91.29%
Commissions accrued as a result of creation and redemption activity	$2,473	$528	$507
Percentage of commissions accrued as a result of creation and redemption activity	10.88%	5.88%	8.71%

*	USOD ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOD as of December 19, 2019.
**	Commencement of operations, July 20, 2017.

The increase in total commissions accrued to brokers for the year ended December 31, 2019, compared to the year ended December 31, 2018, was due primarily to a higher number of contracts held and traded. The increase in total commissions accrued to brokers for the year ended December 31, 2018, compared to the year ended December 31, 2017, was due primarily to higher number of futures contracts being held and traded. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

Other Fund Service Providers

The Sponsor has entered into an agreement with REX MLPshares, LLC (“REX”), a single member limited liability company that was formed in the state of Delaware on December 3, 2015. REX is a wholly-owned subsidiary of REX Shares, LLC, a Delaware limited liability company (“REX Shares”). Pursuant to the agreement between the Sponsor and REX, REX will assist the Sponsor with the development and launch of each respective Fund and provide certain ongoing services. REX also licenses certain intellectual property rights to the Sponsor and certain of the Funds. REX does not make investment decisions for the Sponsor, the Trust or the Funds and is not involved in the day-to-day operations or maintenance of the Funds.

NOTE 6 — FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND CONTINGENCIES

The Trust Series may engage in the trading of futures contracts, options on futures contracts, cleared swaps and OTC swaps (collectively, “derivatives”). The Trust Series are exposed to both market risk, which is the risk arising from changes in the market value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

The Trust Series may enter into futures contracts, options on futures contracts and cleared swaps to gain exposure to changes in the value of an underlying commodity. A futures contract obligates the seller to deliver (and the purchaser to accept) the future delivery of a specified quantity and type of a commodity at a specified time and place. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. Cleared swaps are agreements that are eligible to be cleared by a clearinghouse, e.g., ICE Clear Europe, and provide the efficiencies and benefits that centralized clearing on an exchange offers to traders of futures contracts, including credit risk intermediation and the ability to offset positions initiated with different counterparties.

The purchase and sale of futures contracts, options on futures contracts and cleared swaps require margin deposits with an FCM. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM’s proprietary activities.

Futures contracts, options on futures contracts and cleared swaps involve, to varying degrees, elements of market risk (specifically commodity price risk) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure each of the Trust Series has in the particular classes of instruments. Additional risks associated with the use of futures contracts are an imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. Buying and selling options on futures contracts exposes investors to the risks of purchasing or selling futures contracts.

All of the futures contracts held by USOU and USOD through December 31, 2019 were exchange-traded. The risks associated with exchange-traded contracts are generally perceived to be less than those associated with OTC swaps since, in OTC swaps, a party must rely solely on the credit of its respective individual counterparties. However, in the future, if any of the Funds were to enter into non-exchange traded contracts, it would be subject to the credit risk associated with counterparty non-performance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any, on the transaction. The Funds have credit risk under its futures contracts since the sole counterparty to all domestic and foreign futures contracts is the clearinghouse for the exchange on which the relevant contracts are traded. In addition, the Funds bear the risk of financial failure by the clearing broker.

The Trust Series’ cash and other property, such as Treasuries, deposited with an FCM are considered commingled with all other customer funds, subject to the FCM’s segregation requirements. In the event of an FCM’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited. The insolvency of an FCM could result in the complete loss of each of the Funds’ assets posted with that FCM; however, the majority of the Funds’ assets are held in investments in Treasuries, cash and/or cash equivalents with the Funds’ custodian and would not be impacted by the insolvency of an FCM. The failure or insolvency of the Funds’ custodian, however, could result in a substantial loss of the Funds’ assets.

The Sponsor invests a portion of the Trust Series’ cash in money market funds that seek to maintain a stable per share NAV. The Trust Series are exposed to any risk of loss associated with an investment in such money market funds. As of December 31, 2019, none of the Trust Series held investments in money market funds. As of December 31, 2018, USOU and USOD held investments in money market funds in the amounts of $2,319,000 and $345,000, respectively. USOU and USOD also hold cash deposits with its custodian. Pursuant to a written agreement with BBH&Co., uninvested overnight cash balances are swept to offshore branches of U.S. regulated and domiciled banks located in Toronto, Canada; London, United Kingdom; Grand Cayman, Cayman Islands; and Nassau, Bahamas; which are subject to U.S. regulation and regulatory oversight. As of December 31, 2019 and December 31, 2018, USOU held cash deposits and investments in Treasuries in the amounts of $3,540 and $16,617,552, respectively, with the custodian and FCM. As of December 31, 2019 and December 31, 2018, USOD held cash deposits and investments in Treasuries in the amounts of $1,798 and $2,169,153, respectively, with the custodian and FCM. Some or all of these amounts may be subject to loss should USOU’s or USOD’s custodian and/or FCM cease operations.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, the Trust Series are exposed to market risk equal to the value of futures contracts purchased and unlimited liability on such contracts sold short. As both a buyer and a seller of options, the Trust Series pay or receive a premium at the outset and then bear the risk of unfavorable changes in the price of the contract underlying the option.

The Trust Series’ policy is to continuously monitor its exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting controls and procedures. In addition, the Trust Series have a policy of requiring review of the credit standing of each broker or counterparty with which it conducts business.

The financial instruments held by the Trust Series are reported in its statements of financial condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturity.

NOTE 7 — FINANCIAL HIGHLIGHTS

The following tables present per share performance data and other supplemental financial data for USOU and USOD for the year ended December 31, 2019, 2018 and the period from commencement of operations on July 20, 2017 to December 31, 2017 for the shareholders. This information has been derived from information presented in the financial statements.

USOU

	Year ended December 31, 2019 (In Liquidation)*	Year ended December 31, 2018		For the Period from Commencement of Operations on July 20, 2017 to December 31, 2017**
Per Share Operating Performance:
Net asset value, beginning of year	$15.82	$44.83		$25.00
Total income (loss)	7.39	(28.32)		20.08
Total expenses	(0.37)	(0.69)		(0.25)
Net increase (decrease) in net asset value	7.02	(29.01)		19.83
Net asset value, end of year	$22.84 ***	$15.82		$44.83

Total Return	44.37%	(64.71)%		79.32%

Ratios to Average Net Assets
Total income (loss)	76.63%	(144.45)%		63.41%
Management fees	0.95%	0.95	%****	1.21	%*****
Expenses excluding management fees	0.61%	0.56%		0.55	%*****
Net income (loss)	75.15%	(145.97	) %	62.62%

*	USOU ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOU as of December 19, 2019.
**	Commencement of operations, July 20, 2017.
***	Net asset value as of December 11, 2019.
****	Effective November 15, 2017, USCF permanently lowered the management fee to 0.95% (95 basis points) per annum of average daily total net assets for USOU.
*****	Annualized.

USOD

	Year ended December 31, 2019 (In Liquidation)*	Year ended December 31, 2018		For the Period from Commencement of Operations on July 20, 2017 to December 31, 2017**
Per Share Operating Performance:
Net asset value, beginning of year	$25.75	$22.42	****	$50.00	****
Total income (loss)	(19.46)	3.58	****	(27.22	)****
Total expenses	(0.09)	(0.25	)****	(0.36	)****
Net increase (decrease) in net asset value	(19.55)	3.33	****	(27.58	)****
Net asset value, end of year	$6.20 ***	$25.75	****	$22.42	****

Total Return	(75.92)%	14.90%		(55.16)%

Ratios to Average Net Assets
Total income (loss)	(39.03)%	97.45%		(74.49)%
Management fees	0.95%	0.95	%*****	1.51	%******
Expenses excluding management fees	0.78%	0.70%		0.71	%******
Net income (loss)	(40.66)%	95.80%		(75.48)%

*	USOD ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOD as of December 19, 2019.
**	Commencement of operations, July 20, 2017.
***	Net asset value as of December 11, 2019.
****	On October 3, 2019, there was a 1-for-2 reverse share split. The Financial Highlights have been adjusted for the period shown to reflect the 1-for-2 reverse share split on a retroactive basis.
*****	Effective November 15, 2017, USCF permanently lowered the management fee to 0.95% (95 basis points) per annum of average daily total net assets for USOD.
******	Annualized.

Total returns are calculated based on the change in value during the period. An individual shareholder’s total return and ratio may vary from the above total returns and ratios based on the timing of contributions to and withdrawals from each Trust Series.

NOTE 8 — QUARTERLY FINANCIAL DATA (Unaudited)

The following summarized (unaudited) quarterly financial information presents the results of operations and other data for the three-month periods ended March 31, June 30, September 30 and December 31, 2019 and 2018.

USOU

	First Quarter 2019	Second Quarter 2019	Third Quarter 2019	Fourth Quarter 2019*
Total Income (Loss)	$15,805,742	$(806,891)	$(4,895,220)	$5,557,878
Total Expenses	88,321	73,334	78,011	62,979
Net Income (Loss)	$15,717,421	$(880,225)	$(4,973,231)	$5,494,899
Net Income (Loss) per Share	$17.09	$(5.38)	$(8.89)	$4.20

	First Quarter 2018	Second Quarter 2018	Third Quarter 2018	Fourth Quarter 2018
Total Income (Loss)	$1,017,751	$2,322,542	$1,573,176	$(15,870,244)
Total Expenses	18,414	21,048	28,860	46,416
Net Income (Loss)	$999,337	$2,301,494	$1,544,316	$(15,916,660)
Net Income (Loss) per Share	$9.99	$23.00	$2.77	$(64.77)

*	USOU ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOU as of December 19, 2019.

USOD

	First Quarter 2019	Second Quarter 2019		Third Quarter 2019		Fourth Quarter 2019*
Total Income (Loss)	$(1,564,676)	$239,833		$1,163,584		$(1,047,648)
Total Expenses	7,445	12,243		16,335		14,629
Net Income (Loss)	$(1,572,121)	$227,590		$1,147,249		$(1,062,277)
Net Income (Loss) per Share	$(15.22)**	$(0.51	)**	$(1.36	)**	$(2.46)

	First Quarter 2018	Second Quarter 2018	Third Quarter 2018	Fourth Quarter 2018
Total Income (Loss)	$(347,145)	$(454,209)	$(140,980)	$2,194,425
Total Expenses	5,291	3,556	3,204	9,135
Net Income (Loss)	$(352,436)	$(457,765)	$(144,184)	$2,185,290
Net Income (Loss) per Share	$(6.01)**	$(6.57)**	$(1.46)**	$17.39	**

*	USOD ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOD as of December 19, 2019.
**	On October 3, 2019, there was a 1-for-2 reverse share split. The Financial Highlights have been adjusted for the period shown to reflect the 1-for-2 reverse share split on a retroactive basis.

NOTE 9 — FAIR VALUE OF FINANCIAL INSTRUMENTS

The Trust and the Trust Series value their investments in accordance with Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurement. The changes to past practice resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurement. ASC 820 establishes a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Trust and the Trust Series (observable inputs) and (2) the Trust’s and the Trust Series’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

As noted above, as of the filing of this annual report on Form 10-K, USOU and USOD is no longer issuing shares and has liquidated and distributed all proceeds to shareholders. As a result, there is no information available as of December 31, 2019.

The following table summarizes the valuation of USOU’s securities at December 31, 2018 using the fair value hierarchy:

At December 31, 2018	Total	Level I	Level II	Level III
Short-Term Investments	$3,462,297	$3,462,297	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	(3,899,053)	(3,899,053)	—	—

During the year ended December 31, 2018, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USOD’s securities at December 31, 2018 using the fair value hierarchy:

At December 31, 2018	Total	Level I	Level II	Level III
Short-Term Investments	$593,087	$593,087	$—	$—
Exchange-Traded Futures Contracts
United States Contracts	706,174	706,174	—	—

During the year ended December 31, 2018, there were no transfers between Level I and Level II.

The Trust and the Funds have adopted the provisions of Accounting Standards Codification 815 – Derivatives and Hedging, which require presentation of qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivatives.

Fair Value of Derivative Instruments Held by USOU

Derivatives not Accounted for as Hedging Instruments	Statements of Financial Condition Location	Fair Value At December 31, 2019 (In Liquidation)*	Fair Value At December 31, 2018
Futures - Commodity Contracts	Assets	$—	$(3,899,053)

* USOU ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOU as of December 19, 2019.

Fair Value of Derivative Instruments Held by USOD

Derivatives not Accounted for as Hedging Instruments	Statements of Financial Condition Location	Fair Value At December 31, 2019 (In Liquidation)*	Fair Value At December 31, 2018
Futures - Commodity Contracts	Assets	$—	$706,174

*	USOD ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOD as of December 19, 2019.

The Effect of Derivative Instruments on the Statements of Operations of USOU

		For the year ended December 31, 2019 (In Liquidation)*		For the year ended December 31, 2018		For the period from commencement of operations on July 20, 2017 to December 31, 2017**
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Futures - Commodity Contracts	Realized gain (loss) on closed positions	$11,465,279		$(6,453,505)		$1,290,712

	Change in unrealized gain (loss) on open positions		$3,899,053		$(4,602,293)		$703,240

*	USOU ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOU as of December 19, 2019.
**	Inception date, July 20, 2017.

The Effect of Derivative Instruments on the Statements of Operations of USOD

		For the year ended December 31, 2019 (In Liquidation)*		For the year ended December 31, 2018		For the period from commencement of operations on July 20, 2017 to December 31, 2017**
Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Futures - Commodity Contracts	Realized gain (loss) on closed positions	$(554,133)		$335,535		$(1,176,665)

	Change in unrealized gain (loss) on open positions		$(706,174)		$900,234		$(194,060)

*	USOD ceased trading on the NYSE Arca on December 12, 2019 and the Fund’s liquidation date was December 18, 2019, and the proceeds of the liquidation were sent to all remaining shareholders of USOD as of December 19, 2019.
**	Inception date, July 20, 2017.

NOTE 10 — RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Funds’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Trust Series has evaluated the implications of certain provisions of the ASU and has determined that there will be no material impacts to the financial statements.

NOTE 11 — SUBSEQUENT EVENTS

The Trust and each Trust Series have performed and evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.